Exhibit 24.1


                                POWER OF ATTORNEY


         The undersigned directors of Janus Hotels and Resorts, Inc. (the "Company") hereby appoint Louis S. Beck and Richard A. Tonges, and each of them severally, as their true and lawful attorneys-in-fact, (i) to execute, in their names and capacities as directors of the Company, registration statements on Form S-8 and all exhibits, amendments and supplements thereto to register the Common Stock of the Company authorized for issuance pursuant to each of the Janus Hotels and Resorts, Inc. 1996 Stock Option Plan and the Janus Hotels and Resorts, Inc. Directors' Stock Option Plan, and (ii) to file, in the name and on behalf of the Company, such registration statements and any related documents with the Securities and Exchange Commission under the Securities Act of 1993, as amended and/or the Securities Exchange Act of 1934, as amended.

         This Power of Attorney automatically ends as to each appointee upon the termination of his service with the Company.

         IN WITNESS WHEREOF, the undersigned have executed this instrument.


/s/ Michael M. Nanosky
--------------------------
Michael M. Nanosky                               August 24, 2001


/s/ Harry G. Yeaggy
--------------------------
Harry G. Yeaggy                                  August 29, 2001


/s/ Lucille Hart-Brown
--------------------------
Lucille Hart-Brown                               August 27, 2001


/s/ Stephen Grossman
--------------------------
Stephen Grossman                                 August 29, 2001


--------------------------
Howard Nusbaum

/s/ Arthur Lubbell
--------------------------
Arthur Lubell                                    August 29, 2001


/s/ Richard P. Lerner
--------------------------
Richard P. Lerner                                August 21, 2001


/s/ C. Scott Bartlett
--------------------------
C. Scott Bartlett                                August 21, 2001


/s/ Paul Tipps
--------------------------
Paul Tipps                                       August 21, 2001

STATE OF FLORIDA                    )
                                    ) ss.:
COUNTY OF PALM BEACH                )

         On the 24th day of August, 2001, before me personally came Michael M. Nanosky, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       /s/ Eric L. Glazer
                                       -----------------------------------
                                       Notary Public


STATE OF OHIO                       )
                                    ) ss.:
COUNTY OF FRANKLIN                  )

         On the 29th day of August, 2001, before me personally came Harry G. Yeaggy, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       /s/ Charles W. Thornton
                                       -----------------------------------
                                       Notary Public


STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On the 27TH day of August, 2001, before me personally came Lucille Hart-Brown, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       /s/ Jack P. Kolman
                                       -----------------------------------
                                       Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On the 29th day of August, 2001, before me personally came Stephen Grossman, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                       Debra Turnbull
                                       -----------------------------------
                                       Notary Public

STATE OF _________________          )
                                    ) ss.:
COUNTY OF _______________           )

         On the _________ day of August, 2001, before me personally came Howard Nusbaum, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                      -------------------------------------
                                      Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On the 29th day of August, 2001, before me personally came Arthur Lubbell, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                      /s/ Irving Hamada
                                      -----------------------------------
                                      Notary Public

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On the 21st day of August, 2001, before me personally came Richard P. Lerner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                      /s/ Margaret Bruno
                                      -----------------------------------
                                      Notary Public


STATE OF NEW JERSEY                 )
                                    ) ss.:
COUNTY OF ESSEX                     )

         On the 21st day of August, 2001, before me personally came C. Scott Bartlett, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                      /s/ Elizabeth L. Bartlett
                                      -----------------------------------
                                      Notary Public

STATE OF OHIO                       )
                                    ) ss.:
COUNTY OF FRANKLIN                  )

         On the 21st day of August, 2001, before me personally came Paul Tipps, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                      /s/ Dianna Jane Harrison
                                      -----------------------------------
                                      Notary Public